                                                                      EXHIBIT 25
================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |  |
                                                --

                           --------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           --------------------------


                           BLOCK FINANCIAL CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                                     521781495
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


4400 Main Street
Kansas City, Missouri                                        64111
(Address of principal executive offices)                     (Zip code)

                           --------------------------

                         8.50% Senior Notes Due 2007
                     (Title of the indenture securities)

================================================================================

1.    GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

        (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


---------------------------------------------------------
              Name                           Address
---------------------------------------------------------

        Superintendent of Banks of the State of                           2 Rector Street, New York,
        New York                                                          N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York33 Liberty Plaza, New York,
                                                                          N.Y.  10045

        Federal Deposit Insurance Corporation                             Washington, D.C.  20429

        New York Clearing House Association                               New York, New York   10005

        (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of April, 2000.


                                           THE BANK OF NEW YORK


                                           By:    /s/  MARY LAGUMINA
                                              ----------------------------------
                                               Name:   MARY LAGUMINA
                                               Title:  ASSISTANT VICE  PRESIDENT

                                                           EXHIBIT 7 TO FORM T-1


--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                                                        Dollar Amounts
                                                                                                In Thousands
Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency                                                      $3,247,576
     and coin..........................................
   Interest-bearing balances...........................                                            6,207,543
Securities:
   Held-to-maturity securities.........................                                              827,248
   Available-for-sale securities.......................                                            5,092,464
Federal funds sold and Securities purchased                                                        5,306,926
   under agreements to resell..........................
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............37,734,000
   LESS: Allowance for loan and
     lease losses..........575,224
   LESS: Allocated transfer risk
     reserve.....................13,278
   Loans and leases, net of unearned income,                                                      37,145,498
     allowance, and reserve............................
Trading Assets.........................................                                            8,573,870
Premises and fixed assets (including                                                                 723,214
   capitalized leases).................................
Other real estate owned................................                                               10,962
Investments in unconsolidated subsidiaries                                                           215,006
   and associated companies............................
Customers' liability to this bank on                                                                 682,590
   acceptances outstanding.............................
Intangible assets......................................                                            1,219,736
Other assets...........................................                                            2,542,157
                                                                                                  ----------



Total assets...........................................           $71,794,790
                                                                  ===========
LIABILITIES
Deposits:
   In domestic offices.................................           $27,551,017
   Noninterest-bearing.................................            11,354,172
   Interest-bearing....................................            16,196,845
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................            27,950,004
   Noninterest-bearing.................................               639,410
   Interest-bearing....................................            27,310,594
Federal funds purchased and Securities sold
   under agreements to repurchase......................             1,349,708
Demand notes issued to the U.S. Treasury...............               300,000
Trading liabilities....................................             2,339,554
Other borrowed money:
   With remaining maturity of one year or less.........               638,106
   With remaining maturity of more than one
     year through three years..........................                   449
   With remaining maturity of more than
     three years.......................................                31,080
Bank's liability on acceptances executed and
   outstanding.........................................               684,185
Subordinated notes and debentures......................             1,552,000
Other liabilities......................................             3,704,252
                                                                   ----------
Total liabilities......................................            66,100,355
                                                                   ==========

EQUITY CAPITAL
Common stock...........................................             1,135,284
Surplus................................................               866,947
Undivided profits and capital reserves.................             3,765,900
Net unrealized holding gains (losses) on
   available-for-sale securities.......................               (44,599)
Cumulative foreign currency translation
   adjustments.........................................               (29,097)

Total equity capital...................................             5,694,435
                                                                  -----------
Total liabilities and equity capital...................           $71,794,790
                                                                  ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                        Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                       Directors
Alan R. Griffith
Gerald L. Hassell